UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2006

Commission		I.R.S. Employer
File Number	Registrants and State of Incorporation or Organization	Identification No.

0001261679	MSW Energy Holdings LLC	14-1873119
Delaware

0001261680	MSW Energy Finance Co., Inc	20-0047886
Delaware

0001276518	MSW Energy Holdings II LLC	13-3213489
Delaware

0001276517	MSW Energy Finance Co. II, Inc	20-0400947
Delaware
c/o Covanta Holding Corporation
40 Lane Road
Fairfield, New Jersey 07004
973-882-9000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 3, 2006, MSW Energy Holdings LLC (“MSW I”), MSW Energy Finance Co., Inc. (“MSW Energy Finance I”), MSW Energy Holdings II LLC (“MSW II”) and MSW Energy Finance Co. II, Inc. (“MSW Energy Finance II”) filed with the Securities and Exchange Commission their Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the “Form 10-Q”). This 8-K contains supplemental financial information concerning MSW I, MSW Energy Finance I, MSW II and MSW Energy Finance II not included in the Form 10-Q, including certain non-GAAP financial information identified herein.
     The information in this Form 8-K is furnished pursuant to Item 8.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
     MSW I, a Delaware limited liability company, was formed in March 2003 for the purpose of acquiring and holding a 50% interest in Covanta Ref-Fuel Holdings LLC (“Covanta Ref-Fuel”) from Duke Energy Corporation. The initial acquisition of Covanta Ref-Fuel was completed on June 30, 2003 and the second acquisition occurred on September 30, 2005. In order to partially fund this acquisition, MSW I issued $200 million aggregate principal amount of 8 1/2% Senior Secured Notes due September 1, 2010 (“MSW I Senior Notes”).
     MSW II, a Delaware limited liability company was formed in August 2003 for the purpose of issuing $225 million aggregate principal amount of 7 3/8% Series B Senior Secured Notes due September 1, 2010 (“MSW II Senior Notes”), the proceeds of which, along with capital contributions, were used to fund the merger of MSW Merger LLC, MSW II’s then indirect parent, with and into an indirect, wholly-owned subsidiary of Covanta ARC Holdings, Inc. (“Covanta ARC Holdings’’) (the “Merger’’). After the Merger, Covanta Ref-Fuel II Corp. (“Covanta Ref-Fuel II’’), a Delaware corporation, and an indirect subsidiary of Covanta ARC Holdings, became a subsidiary of MSW II. The Merger was completed on December 12, 2003, and after the completion of the Merger, MSW II held a direct 49.9% capital interest in Covanta Ref-Fuel and wholly-owned Covanta Ref-Fuel II, which owned a 0.1% capital interest in Covanta Ref-Fuel. Both interests were contributed to MSW II by Covanta ARC Holdings.
     The indentures under which the MSW I Senior Notes and the MSW II Senior Notes were issued requires, among other things, but subject to certain exceptions, that any restricted payments are not permitted unless certain ratio covenants have been met based on the last twelve months proportionate ownership of Covanta Ref-Fuel by MSW I and MSW II, as applicable. The proportionate adjusted data is presented, including proportionate interest expense and proportionate adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) because these measures are used in the calculation of covenant compliance under the indentures governing the MSW I Senior Notes and MSW II Senior Notes.
     These measures which are included in the following tables are unaudited measures which are not prepared in accordance with United States generally accepted accounting principles (“US GAAP”). They are not intended to supplant the information provided in accordance with US GAAP. Furthermore, these measures may not be comparable to those used by other companies. Accordingly, a reconciliation of Adjusted EBITDA to the most directly comparable US GAAP measure, operating cash flows, is included. In addition, the ratio of proportionate interest expense to Adjusted EBITDA is an interest coverage ratio under the indentures with respect to which MSW I or MSW II are not aware of a directly comparable US GAAP measure. Accordingly, readers are directed to the computation of proportionate interest and the reconciliation of Adjusted EBITDA to operating cash flows presented below for a reconciliation of such ratio to its US GAAP components. The following tables should be read in conjunction with the MSW I and MSW II historical financial statements and related notes contained in the Form 10-Q. The information is being presented for informational purposes only, as it represents the covenant calculation under the respective MSW I Senior Notes and MSW II Senior Notes.
     Additionally, as required under the indentures, the activity of Covanta Ref-Fuel is separate from each of the respective MSW I and MSW II incremental activity in the following calculations (unaudited, in thousands of dollars):
     MSW I

For the Twelve
Months Ended
June 30, 2006
Proportionate Adjusted EBITDA (1)	$135,809
Proportionate interest expense (2)	39,067

Ratio of proportionate Adjusted EBITDA to proportionate interest expense (3)	3.5x

     MSW II

For the Twelve
Months Ended
June 30, 2006
Proportionate Adjusted EBITDA (1)	$135,809
Proportionate interest expense (2)	40,207

Ratio of proportionate Adjusted EBITDA to proportionate interest expense (3)	3.4x

(1)	Proportionate Adjusted EBITDA is defined under each of the MSW I and MSW II indentures as the respective ownership percentage of Covanta Ref-Fuel by MSW I or MSW II, as applicable, times Covanta Ref-Fuel’s Adjusted EBITDA. Adjusted EBITDA for Covanta Ref-Fuel (as calculated below) is not a measurement of financial performance under US GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of operating performance or any other measures of performance derived in accordance with US GAAP. Proportionate Adjusted EBITDA for the twelve months ended June 30, 2006 is calculated by subtracting the period from June 25 through June 30, 2005 from the period from June 25 through December 31, 2005 and then adding the six months ended June 30, 2006. (unaudited, dollars in thousands):

	For the Period
	From June 25	For the Period From	For the Six	For the Twelve
	through	June 25 through	Months Ended	Months Ended
	December 31, 2005	June 30, 2005	June 30, 2006	June 30, 2006
Covanta Ref-Fuel:
Net income	$67,503	$3,026	$40,832	$105,309
Income tax expense	481	—	195	676
Interest income	(884)	(34)	(697)	(1,547)
Interest expense on intermediate debt	7,143	272	6,398	13,269

Operating income	74,243	3,264	46,728	117,707
Net interest expense on project debt	15,074	458	13,567	28,183
Depreciation and amortization expense	58,907	1,934	61,053	118,026
(Gain) loss on asset retirements	(381)	—	878	497

EBITDA	147,843	5,656	122,226	264,413
Revenue contract levelization	2,068	31	2,174	4,211
Amortization of lease liability	1,497	—	1,497	2,994

Adjusted EBITDA	$151,408	$5,687	$125,897	$271,618

MSW I and MSW II respective percentage ownership				50.0%

Proportionate Adjusted EBITDA				$135,809

(2)	Proportionate interest expense is defined under the indentures as the percentage ownership of the interest expense for Covanta Ref-Fuel plus 100% of each respective incremental MSW I and MSW II interest expense.
MSW I
     The following table reconciles MSW I proportionate interest expense (unaudited, dollars in thousands):

For the Twelve
Months Ended
June 30, 2006
Covanta Ref-Fuel interest expense	$45,792
MSW I ownership percentage	50.0%

Covanta Ref-Fuel proportionate interest expense	$22,896
MSW I incremental interest expense	16,171

MSW I proportionate interest expense	$39,067

MSW II
     The following table reconciles MSW II proportionate interest expense (unaudited, dollars in thousands):

For the Twelve
Months Ended
June 30, 2006
Covanta Ref-Fuel interest expense	$45,792
MSW II ownership percentage	50.0%

Covanta Ref-Fuel proportionate interest expense	$22,896
MSW II incremental interest expense	17,311

MSW II proportionate interest expense	$40,207

(3)	Proportionate Adjusted EBITDA to proportionate interest expense is defined under the indentures as the quotient of proportionate Adjusted EBITDA divided by proportionate interest expense.
A reconciliation of Covanta Ref-Fuel’s Adjusted EBITDA to operating cash flow is provided below, as operating cash flows represent the most comparable GAAP measure of liquidity. Cash provided by operating activities for the twelve months ended June 30, 2006 is calculated by subtracting the period from June 25 through June 30, 2005 from the period from June 25 through December 31, 2005 and then adding the six months ended June 30, 2006 (unaudited, dollars in thousands):

	For the Period From	For the Period From	For the Six	For the Twelve
	June 25 through	June 25 through	Months Ended	Months Ended
	December 31, 2005	June 30, 2005	June 30, 2006	June 30, 2006
Adjusted EBITDA	$151,408	$5,687	$125,897	$271,618
Amortization of debt premium and deferred financing costs	(7,462)	(199)	(5,674)	(12,937)
Deferred income taxes	(447)	—	—	(447)
Interest expense	(22,217)	(730)	(19,965)	(41,452)
Interest income	884	34	697	1,547
Amortization of deferred revenue	(64)	(2)	—	(62)
Changes in assets and liabilities:
Accounts receivable, net	5,610	6,741	(3,547)	(4,678)
Prepaid expenses and other current assets	(1,999)	734	518	(2,215)
Other long-term assets	942	177	(811)	(29)
Accounts payable and other current liabilities	19,929	324	(3,244)	20,976
Accrued interest payable	(16,765)	(6,591)	(7,821)	(17,995)
Other long-term liabilities	6,522	67	(3,276)	(1,453)

Cash provided by operating activities	$136,341	$6,242	$82,774	$212,873

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: August 3, 2006

MSW ENERGY HOLDINGS LLC (Registrant)
By:	/s/ Anthony J. Orlando
Name:	Anthony J. Orlando
Title:	President

MSW ENERGY FINANCE CO., INC. (Registrant)
By:	/s/ Anthony J. Orlando
Name:	Anthony J. Orlando
Title:	President

MSW ENERGY HOLDINGS II LLC (Registrant)
By:	/s/ Anthony J. Orlando
Name:	Anthony J. Orlando
Title:	President

MSW ENERGY FINANCE CO. II, INC. (Registrant)
By:	/s/ Anthony J. Orlando
Name:	Anthony J. Orlando
Title:	President

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